Alger Growth & Income Portfolio (Supplement): | Alger Growth & Income Portfolio
Alger Growth & Income Portfolio
THE ALGER PORTFOLIOS Alger Growth & Income Portfolio Class I-2 Supplement Dated February 13, 2012 to the Prospectus Dated May 1, 2011 As supplemented to date
The following is added to page 27 under the heading “Principal Investment Strategy,” as the second sentence of the second paragraph.

In considering such companies, Fred Alger Management, Inc., classifies them into three categories: Dividend Leaders - companies that generate high dividend payouts; Dividend Growers - companies that have a history of consistent dividend growth; and Kings of Cash Flow - companies that have strong potential for generating capital appreciation and the ability to return significant amounts of cash to investors as a result of their free cash flow.